UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Blue Water Vaccines Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	1.01 Entry into Material Definitive Agreement.

On May 16, 2022, Blue Water Vaccines Inc. (the “Company”) entered into an amendment (the “Amendment”) of the Agreement for the Sponsorship of a Research Project (the “SRA”), dated as of December 19, 2019, by and between the Company and The Chancellor Masters and Scholars of the University of Oxford (“Oxford”) relating to research and optimization of the Company’s universal influenza vaccine candidate, BWV-101, which carried a term of three years and required aggregate payments of £420,000, which was previously paid by the Company. Pursuant to the Agreement, Oxford is required to finalize certain pre-clinical studies of the universal influenza vaccine. Pursuant to the Amendment, the term of the research under the SRA was extended for an additional 18 months, culminating on June 18, 2024. The Company will also provide additional funding in connection with the research in a sum of £53,500.

The foregoing descriptions are qualified in their entirety by reference to the SRA and the Amendment, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 hereto and are incorporated by reference herein.

Item	7.01 Regulation FD Disclosure.

On May 31, 2022, the Company issued a press release announcing the entry into the Amendment. A copy of the press release is furnished as Exhibit 99.1 hereto.

The foregoing information (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item	9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Agreement for the Sponsorship of a Research Project, dated as of December 19, 2019, by and between Blue Water Vaccines Inc. and The Chancellor Masters and Scholars of the University of Oxford.
10.2	Amendment to Agreement for the Sponsorship of a Research Project, dated May 16, 2022
99.1	Presse Release, dated May 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Vaccines Inc.

Date: June 1, 2022	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer

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